Exhibit 25.1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)           ☐

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

(Jurisdiction of incorporation if not a U.S. national bank)	95-3571558 (I.R.S. employer identification no.)

400 South Hope Street Suite 400 Los Angeles, California (Address of principal executive offices)	90071 (Zip code)

PENSKE AUTOMOTIVE GROUP, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	22-3086739 (I.R.S. employer identification no.)

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
ATLANTIC AUTO FUNDING CORPORATION	Delaware	16-1480801
ATLANTIC AUTO SECOND FUNDING CORPORATION	Delaware	16-1502671
ATLANTIC AUTO THIRD FUNDING CORPORATION	Delaware	16-1505549
AUTO MALL PAYROLL SERVICES, INC.	Florida	65-0168491
AUTOMOTIVE MEDIA HOLDINGS, LLC	Delaware	27-0487960
BRETT MORGAN CHEVROLET-GEO, INC.	Delaware	62-1666250
CENTRAL FORD CENTER, INC.	Arkansas	71-0472936
CJNS, LLC	Delaware	86-1024936
CLASSIC AUTO GROUP, INC.	New Jersey	22-3115638
CLASSIC ENTERPRISES, LLC	Delaware	22-3115638
CLASSIC IMPORTS, INC.	New Jersey	22-3528527
CLASSIC MANAGEMENT COMPANY, INC.	New Jersey	22-3271563
CLASSIC MOTOR SALES, LLC	Delaware	22-3555425
CLASSIC NISSAN OF TURNERSVILLE, LLC	Delaware	52-2097845
CLASSIC OLDSMOBILE-PONTIAC-GMC TRUCK, LTD.	Texas	74-2355160
CLASSIC SPECIAL ADVERTISING, INC.	Texas	74-2821777
CLASSIC SPECIAL AUTOMOTIVE GP, LLC	Texas	74-2974762
CLASSIC SPECIAL AUTOMOTIVE, LTD.	Texas	74-2974762
CLASSIC SPECIAL HYUNDAI, LTD.	Texas	74-2974736
CLASSIC SPECIAL, LLC	Texas	74-2974736
CLASSIC TURNERSVILLE, INC.	New Jersey	22-3523436

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
COUNTY AUTO GROUP PARTNERSHIP	New Jersey	13-3678489
COVINGTON PIKE DODGE, INC.	Delaware	62-1470261
CYCLE HOLDINGS, LLC	Delaware	26-1860955
D. YOUNG CHEVORLET, LLC	Delaware	35-2035177
DAN YOUNG CHEVROLET, INC.	Indiana	35-1123225
DAN YOUNG MOTORS, LLC	Delaware	35-2035179
DANBURY AUTO PARTNERSHIP	Connecticut	06-1349205
DEALER ACCESSORIES, LLC	Delaware	26-0111056
DIFEO CHRYSLER PLYMOUTH JEEP EAGLE PARTNERSHIP	New Jersey	22-3186252
DIFEO HYUNDAI PARTNERSHIP	New Jersey	22-3186280
DIFEO LEASING PARTNERSHIP	New Jersey	22-3193493
DIFEO NISSAN PARTNERSHIP	New Jersey	22-3186257
DIFEO PARTNERSHIP, LLC	Delaware	22-3145559
DIFEO TENAFLY PARTNERSHIP	New Jersey	22-3186285
EUROPA AUTO IMPORTS, INC.	California	95-2305855
FLORIDA CHRYSLER PLYMOUTH, INC.	Florida	59-2676162
FRN OF TULSA, LLC	Delaware	74-2870051
GENE REED CHEVROLET, INC.	South Carolina	57-0714181
GMG MOTORS, INC.	California	95-2691214
GOODSON NORTH, LLC	Delaware	74-2962022
GOODSON PONTIAC-GMC, LLC	Delaware	74-2962015
GOODSON SPRING BRANCH, LLC	Delaware	74-2962017

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
HBL, LLC	Delaware	38-3635872
HILL COUNTRY IMPORTS, LTD.	Texas	74-2585314
HT AUTOMOTIVE, LLC	Delaware	41-2251059
HUDSON MOTORS PARTNERSHIP	New Jersey	22-3186282
JS IMPORTS, LLC	Delaware	06-1174009
KMPB, LLC	Delaware	33-0959285
KMT/UAG, INC.	California	95-3189650
LANDERS AUTO SALES, LLC	Delaware	84-1664308
LANDERS BUICK-PONTIAC, INC.	Arkansas	71-0765000
LANDERS FORD NORTH, INC.	Arkansas	71-0833592
LANDERS UNITED AUTO GROUP NO. 2, INC.	Arkansas	71-0796323
LATE ACQUISITION I, LLC	Delaware	33-1011098
LATE ACQUISITION II, LLC	Delaware	33-1011096
MICHAEL CHEVROLET-OLDSMOBILE, INC.	South Carolina	57-0917132
MOTORCARS ACQUISITION II, LLC	Delaware	38-3526433
MOTORCARS ACQUISITION III, LLC	Delaware	38-3526235
MOTORCARS ACQUISITION IV, LLC	Delaware	38-3569545
MOTORCARS ACQUISITION V, LLC	Delaware	87-0721680
MOTORCARS ACQUISITION VI, LLC	Delaware	86-1121782
MOTORCARS ACQUISITION, LLC	Delaware	38-3526432
NATIONAL CITY FORD, INC.	Delaware	33-0834429
OCT PARTNERSHIP	New Jersey	22-3248303

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
PAG ACQUISITION 27, LLC	Delaware	27-0398643
PAG ACQUISITION 28, LLC	Delaware	27-0398588
PAG ACQUISITION 36, LLC	Delaware	n/a
PAG ACQUISITION 42, LLC	Delaware	n/a
PAG ACQUISITION 43, LLC	Delaware	n/a
PAG ACQUISITION 44, LLC	Delaware	n/a
PAG ACQUISITION 45, LLC	Delaware	n/a
PAG ACQUISITION 46, LLC	Delaware	n/a
PAG ACQUISITION 47, LLC	Delaware	n/a
PAG ANNAPOLIS JL1, LLC	Delaware	46-3695869
PAG ARKANSAS F1, LLC	Delaware	45-3265105
PAG ARKANSAS F2, LLC	Delaware	45-4552146
PAG ARKANSAS MIT, LLC	Delaware	27-2867327
PAG ATLANTA MANAGEMENT, INC.	Delaware	13-3865530
PAG AUSTIN H1, LLC	Delaware	n/a
PAG AUSTIN S1, LLC	Delaware	26-1206577
PAG AVONDALE H1, LLC	Delaware	27-1773574
PAG AZ PROPERTIES, LLC	Delaware	26-1377262
PAG BEDFORD A1, LLC	Delaware	27-3969879
PAG BEDFORD P1, LLC	Delaware	27-3969933
PAG BEDFORD PROPERTIES, LLC	Delaware	n/a
PAG CHANTILLY M1, LLC	Delaware	26-1377251

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
PAG CLOVIS T1, INC.	Delaware	26-1857570
PAG CYCLES MI, LLC	Delaware	46-3817133
PAG DAVIE P1, LLC	Delaware	46-3687094
PAG DISTRIBUTOR S1, LLC	Delaware	87-0766681
PAG EAST, LLC	Delaware	35-2036025
PAG EDISON B1, LLC	Delaware	n/a
PAG GOODYEAR F1, LLC	Delaware	86-1024935
PAG GREENWICH B1, LLC	Delaware	n/a
PAG GREENWICH HOLDINGS, LLC	Delaware	46-4033557
PAG INTERNATIONAL SERVICES, LLC	Delaware	46-4042748
PAG INVESTMENTS, LLC	Delaware	27-5082711
PAG MADISON L1, LLC	Delaware	46-0992715
PAG MADISON T1, LLC	Delaware	46-0983205
PAG MARIN M1, INC.	Delaware	27-4171554
PAG MENTOR A1, INC.	Ohio	34-1403202
PAG MICHIGAN HOLDINGS, LLC	Delaware	30-0193048
PAG MICHIGAN S1, LLC	Delaware	26-1108872
PAG NORTH SCOTTSDALE BE, LLC	Delaware	26-1363608
PAG NORTHERN CALIFORNIA MANAGEMENT, INC.	Delaware	27-1068131
PAG ONTARIO B1, INC.	Delaware	46-0738871
PAG ORANGE COUNTY MANAGEMENT COMPANY, INC.	Delaware	45-3981423
PAG ORANGE COUNTY RR1, INC.	Delaware	45-4896142

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
PAG ORLANDO GENERAL, LLC	Delaware	26-1207380
PAG ORLANDO LIMITED, LLC	Delaware	26-1206643
PAG ORLANDO PARTNERSHIP, LTD.	Florida	26-1340023
PAG SAN FRANCISCO N1, INC.	Delaware	27-3979807
PAG SAN JOSE S1, INC.	Delaware	26-4473239
PAG SANTA ANA AVW, INC.	Delaware	27-1339782
PAG SANTA ANA B1, INC.	Delaware	45-2267865
PAG SURPRISE T1, LLC	Delaware	n/a
PAG TEMPE M1, LLC	Delaware	26-1377292
PAG TEXAS MANAGEMENT COMPANY, LLC	Delaware	45-3981193
PAG TURNERSVILLE AU, LLC	Delaware	26-4426061
PAG WEST ACQUISITION 7, INC.	Delaware	n/a
PAG WEST ACQUISITION 8, INC.	Delaware	n/a
PAG WEST ACQUISITION 9, INC.	Delaware	n/a
PAG WEST BAY MIT, LLC	Delaware	27-3042965
PAG WEST, LLC	Delaware	13-3914611
PALM AUTO PLAZA, LLC	Delaware	65-1272503
PEACHTREE NISSAN, INC	Georgia	58-1273321
PENSKE CAR RENTAL HOLDINGS, LLC	Delaware	46-0788554
PENSKE CAR RENTAL INDIANA, LLC	Delaware	80-0877574
PENSKE CAR RENTAL MEMPHIS, LLC	Delaware	35-2452611
PENSKE DIRECT, LLC	Delaware	26-1556185

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
PENSKE WHOLESALE OUTLET, LLC	Delaware	26-1377275
PETER PAN MOTORS, INC.	California	94-1747384
PMRC, LLC	Delaware	22-3881752
RELENTLESS PURSUIT ENTERPRISES, INC.	California	93-1008771
SA AUTOMOTIVE, LTD.	Arizona	86-0583813
SAU AUTOMOTIVE, LTD.	Arizona	86-0839423
SCOTTSDALE 101 MANAGEMENT, LLC	Delaware	n/a
SCOTTSDALE FERRARI, LLC	Arizona	86-0981831
SCOTTSDALE JAGUAR, LTD.	Arizona	86-0527896
SCOTTSDALE MANAGEMENT GROUP, LTD.	Arizona	86-0573438
SCOTTSDALE PAINT & BODY, LLC	Delaware	n/a
SDG AUTOMOTIVE INVESTMENTS, LLC	Ohio	20-1680626
SIGMA MOTORS INC.	Arizona	86-1047752
SK MOTORS, LLC	Delaware	32-0212884
SL AUTOMOTIVE, LLC	Delaware	38-3763696
SOMERSET MOTORS PARTNERSHIP	New Jersey	22-3186283
SOMERSET MOTORS, INC.	New Jersey	22-2986160
SUN MOTORS, LLC	Delaware	30-0438071
TAMBURRO ENTERPRISES, INC.	Nevada	88-0485938
TRI-CITY LEASING, INC.	California	95-2690090
TURNERSVILLE AUTO OUTLET, LLC	Delaware	26-1444871
UAG ARKANSAS FLM, LLC	Delaware	87-0766675

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
UAG ATLANTA H1, LLC	Delaware	30-0282545
UAG ATLANTA IV MOTORS, INC.	Georgia	58-1092076
UAG CAPITOL, INC.	Delaware	76-0759095
UAG CAROLINA, INC.	Delaware	13-3959601
UAG CENTRAL NJ, LLC	Delaware	90-0131625
UAG CENTRAL REGION MANAGEMENT, LLC	Indiana	38-3537233
UAG CHANTILLY AU, LLC	Delaware	87-0766680
UAG CHCC, INC.	New Jersey	22-2990922
UAG CHEVROLET, INC.	New Jersey	22-2762327
UAG CITRUS MOTORS, LLC	Delaware	59-3525335
UAG CLASSIC, INC.	Delaware	13-3987807
UAG CLOVIS, INC.	Delaware	76-0759096
UAG CONNECTICUT, LLC	Delaware	06-1589742
UAG DULUTH, INC.	Texas	58-1786146
UAG EAST, LLC	Delaware	13-3944970
UAG ESCONDIDO A1, INC.	Delaware	20-3697398
UAG ESCONDIDO H1, INC.	Delaware	20-3697348
UAG ESCONDIDO M1, INC.	Delaware	20-3697423
UAG FAYETTEVILLE I, LLC	Delaware	71-0858576
UAG FAYETTEVILLE II, LLC	Delaware	71-0858577
UAG FAYETTEVILLE III, LLC	Delaware	71-0858578
UAG FINANCE COMPANY, INC.	Delaware	13-3953915

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
UAG GD, LTD.	Texas	06-1664576
UAG GN, LTD.	Texas	06-1664569
UAG GP, LTD.	Texas	06-1664579
UAG GRACELAND II, INC.	Delaware	13-3991339
UAG GW, LTD.	Texas	06-1664570
UAG HOUSTON ACQUISITION, LTD.	Texas	38-3542915
UAG HUDSON CJD, LLC	Delaware	87-0766678
UAG HUDSON, INC.	New Jersey	22-1919268
UAG INTERNATIONAL HOLDINGS, INC.	Delaware	51-0393682
UAG KISSIMMEE MOTORS, LLC	Delaware	58-2361341
UAG LANDERS SPRINGDALE, LLC	Delaware	71-0846659
UAG LOS GATOS, INC.	Delaware	76-0759098
UAG MARIN, INC.	Delaware	76-0759100
UAG MEMPHIS II, INC.	Delaware	62-1722683
UAG MEMPHIS IV, INC.	Delaware	62-1722679
UAG MEMPHIS MANAGEMENT, INC.	Delaware	62-1722677
UAG MENTOR ACQUISITION, LLC	Delaware	38-3553602
UAG MICHIGAN CADILLAC, LLC	Delaware	38-3543705
UAG MICHIGAN H1, LLC	Delaware	42-1539792
UAG MICHIGAN H2, LLC	Delaware	06-1732404
UAG MICHIGAN PONTIAC-GMC, LLC	Delaware	38-3543709
UAG MICHIGAN T1, LLC	Delaware	38-3543711

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
UAG MICHIGAN TMV, LLC	Delaware	38-3544903
UAG MINNEAPOLIS B1, LLC	Delaware	76-0819658
UAG NANUET II, LLC	Delaware	22-3784978
UAG NEVADA LAND, LLC	Delaware	86-1008719
UAG NORTHEAST, LLC	Delaware	13-3914694
UAG OLDSMOBILE OF INDIANA, LLC	Indiana	38-3523400
UAG PHOENIX VC, LLC	Delaware	06-1590478
UAG REALTY, LLC	Delaware	38-3543708
UAG ROYAL PALM M1, LLC	Delaware	06-1774003
UAG ROYAL PALM, LLC	Delaware	80-0072974
UAG SAN DIEGO A1, INC.	Delaware	20-3697335
UAG SAN DIEGO AU, INC.	Delaware	20-3955972
UAG SAN DIEGO H1, INC.	Delaware	20-3697304
UAG SAN DIEGO JA, INC.	Delaware	47-0957524
UAG SAN DIEGO MANAGEMENT, INC.	Delaware	20-3955897
UAG SPRING, LLC	Delaware	74-2981371
UAG STEVENS CREEK II, INC.	Delaware	47-0957526
UAG SUNNYVALE, INC.	Delaware	76-0759097
UAG TEXAS II, INC.	Delaware	13-3933083
UAG TEXAS, LLC	Delaware	13-3933080
UAG TULSA HOLDINGS, LLC	Delaware	51-0410923
UAG TURNERSVILLE MOTORS, LLC	Delaware	84-1629421

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
UAG TURNERSVILLE REALTY, LLC	Delaware	38-3543708
UAG VK, LLC	Delaware	38-3590846
UAG WEST BAY AM, LLC	Delaware	61-1442389
UAG WEST BAY FM, LLC	Delaware	86-1088680
UAG WEST BAY IA, LLC	Delaware	30-0150593
UAG WEST BAY IAU, LLC	Delaware	61-1442390
UAG WEST BAY IB, LLC	Delaware	35-2196049
UAG WEST BAY II, LLC	Delaware	38-3672787
UAG WEST BAY IL, LLC	Delaware	30-0150590
UAG WEST BAY IM, LLC	Delaware	37-1458215
UAG WEST BAY IN, LLC	Delaware	04-3805793
UAG WEST BAY IP, LLC	Delaware	32-3360132
UAG WEST BAY IV, LLC	Delaware	32-0060125
UAG WEST BAY IW, LLC	Delaware	36-4521984
UAG YOUNG II, INC.	Delaware	13-3985679
UAG-CARIBBEAN, INC.	Delaware	13-3980142
UNITED AUTO LICENSING, LLC	Delaware	38-3556189
UNITED AUTO SCOTTSDALE PROPERTY HOLDINGS, LLC	Delaware	86-1123497
UNITED AUTOCARE PRODUCTS, LLC	Delaware	13-3922210
UNITED FORD BROKEN ARROW, LLC	Delaware	26-0111055
UNITED FORD NORTH, LLC	Delaware	26-0111052
UNITED NISSAN, INC.	Georgia	58-2038392

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
UNITED NISSAN, INC.	Tennessee	62-0790848
UNITED RANCH AUTOMOTIVE, LLC	Delaware	86-1008720
UNITEDAUTO DODGE OF SHREVEPORT, INC.	Delaware	72-1393145
UNITEDAUTO FIFTH FUNDING, INC.	Delaware	16-1549850
UNITEDAUTO FINANCE, INC.	Delaware	16-1456003
UNITEDAUTO FOURTH FUNDING INC.	Delaware	16-1543345
WEST PALM AUTO MALL, INC.	Florida	65-0050208
WEST PALM NISSAN, LLC	Delaware	06-1773996
WEST PALM S1, LLC	Delaware	14-1961285
WESTBURY SUPERSTORE, LTD.	New York	11-2983989
WTA MOTORS, LTD.	Texas	33-1011102
YOUNG AUTOMOTIVE HOLDINGS, LLC	Delaware	35-2035053
YOUNG MANAGEMENT GROUP, INC.	Indiana	35-1897920

2555 Telegraph Road Bloomfield Hills, Michigan (Address of principal executive offices)	48302 (Zip code)

Senior Debt Securities
and Subsidiary Guarantees of Senior Debt Securities
(Title of the indenture securities)

1.                                      General information.  Furnish the following information as to the trustee:

(a)                                 Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219

Federal Reserve Bank	San Francisco, CA 94105

Federal Deposit Insurance Corporation	Washington, DC 20429

(b)                             Whether it is authorized to exercise corporate trust powers.

Yes.

2.                                      Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.                               List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.                                      A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.                                      A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.                                      A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.                                      A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-162713).

6.                                      The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.                                      A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois on the 14th day of January, 2014.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ Lawrence M. Kusch
Name:	Lawrence M. Kusch
Title:	Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

of 400 South Hope Street, Suite 400, Los Angeles, CA 90071

At the close of business September 30, 2013, published in accordance with Federal regulatory authority instructions.

		Dollar amounts
		in thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin		1,319
Interest-bearing balances		241
Securities:
Held-to-maturity securities		0
Available-for-sale securities		725,987
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold		83,000
Securities purchased under agreements to resell		0
Loans and lease financing receivables:
Loans and leases held for sale		0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance		0
Trading assets		0
Premises and fixed assets (including capitalized leases)		4,612
Other real estate owned		0
Investments in unconsolidated subsidiaries and associated companies		0
Direct and indirect investments in real estate ventures		0
Intangible assets:
Goodwill		856,313
Other intangible assets		137,762
Other assets		126,539
Total assets		$1,935,773

1

LIABILITIES
Deposits:
In domestic offices		651
Noninterest-bearing	651
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased		0
Securities sold under agreements to repurchase		0
Trading liabilities		0
Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases)		0
Not applicable
Not applicable
Subordinated notes and debentures		0
Other liabilities		242,219
Total liabilities		242,870
Not applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus		0
Common stock		1,000
Surplus (exclude all surplus related to preferred stock)		1,121,790
Not available
Retained earnings		567,244
Accumulated other comprehensive income		2,869
Other equity capital components		0
Not available
Total bank equity capital		1,692,903
Noncontrolling (minority) interests in consolidated subsidiaries		0
Total equity capital		1,692,903
Total liabilities and equity capital		1,935,773

I, Cherisse Waligura, CFO of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Cherisse Waligura                                               )                                            CFO

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Troy Kilpatrick, President	)
Frank P. Sulzberger, Director	) Directors (Trustees)
William D. Lindelof, Director	)

2